Scudder
Gold
Fund


Annual Report
June 30, 1997


Pure No-Load(TM) Funds

A convenient and cost-effective way to broaden a portfolio of stocks, bonds, and money market investments. Offers potential for maximum return from a portfolio of gold and gold-related investments in exchange for above-average risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           [LOGO]

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  24  Officers and Directors
  25  Investment Products and Services
  26  Scudder Solutions
                                    In Brief

o Gold and gold stocks endured a difficult period during Scudder Gold Fund's most recent fiscal year ended June 30, 1997. Large central bank gold reserve sales and the Bre-X scandal drove down prices of gold and gold stocks. Reflecting these events, Scudder Gold Fund's total return for the 12-month period was -17.72%.


o Relative to its peers, the Fund's performance placed it in the top quintile of 46 similar funds tracked by Lipper Analytical Services, Inc., given their average return of -24.36%.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE: Total Returns for Gold and Gold Funds
                 Periods ended June 30, 1997
BAR CHART DATA:

                                        Six months    Twelve months
                                        ----------    -------------
Gold bullion, London p.m fix              -9.40          -12.42
Platinum, free market price               16.37            9.69
Toronto Stock Exchange Gold Index        -26.51          -24.89
Johannesburg (South Africa)
  Stock Exchange Gold Index              -35.93          -43.95
Lipper Average for Gold-Oriented Funds   -19.20          -24.36
Scudder Gold Fund                        -17.19          -17.72



                             2 - SCUDDER GOLD FUND

                        Letter From the Fund's President

Dear Shareholders,

     The market for gold stocks and gold bullion weathered difficult times during Scudder Gold Fund's most recent fiscal year. Typical drivers of the gold marketplace were swept aside as the events surrounding the demise of Indonesia's Bre-X stock unfolded and central banks from several nations sold huge stores of gold bullion into a market already glutted with supply.

     Despite these difficulties, we remain upbeat concerning the prospects for Scudder Gold Fund's long-term performance for several reasons: First, we believe that Scudder's portfolio management team and research analysts are well equipped to evaluate the gold market in all its complexities. Second, despite recent events in Indonesia, exciting, substantial gold finds still exist in several regions of the world awaiting discovery and exploration by both large and small companies. Third, gold reserve sales related to the European Monetary Union, which have unsettled the market for gold bullion for the past 12 months, could conclude by the end of 1997. Lastly, we believe Scudder Gold Fund is positioned well relative to similar funds given its substantial outperformance over the fiscal year. For further details, please see the Portfolio Management Discussion beginning on page 6.

     If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Website at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Gold Fund


                             3 - SCUDDER GOLD FUND

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
6/30/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GOLD FUND
--------------------------------------------
1 Year         $  8,228     -17.72%  -17.72%
5 Year         $ 16,999      69.99%   11.20%
Life of Fund   $ 13,124      31.24%    3.13%

--------------------------------------------
S & P  INDEX
--------------------------------------------
1 Year         $ 13,472      34.72%   34.72%
5 Year         $ 24,657     146.57%   19.77%
Life of Fund   $ 42,026     320.26%   17.82%
--------------------------------------------
*The Fund commenced operations on September 2, 1988.
 Index comparisons begin September 30, 1998.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER GOLD FUND
Year            Amount
----------------------
9/88*          $10,000
'89            $ 9,256
'90            $ 9,005
'91            $ 8,705
'92            $ 8,106
'93            $10,699
'94            $11,378
'95            $12,231
'96            $16,746
'97            $13,779

S & P 500 INDEX
Year            Amount
----------------------
9/88*          $10,000
'89            $12,012
'90            $13,994
'91            $15,026
'92            $17,044
'93            $19,369
'94            $19,642
'95            $24,760
'96            $31,196
'97            $42,026

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                        1989*    1990     1991     1992     1993     1994     1995     1996     1997
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.58  $ 10.21  $  9.87  $  9.19  $ 12.13  $ 12.64  $ 12.86  $ 15.34  $ 10.49
INCOME DIVIDENDS..   $     -  $   .01  $     -  $     -  $     -  $   .24  $   .25  $  1.08  $  2.39
CAPITAL GAINS
& OTHER
DISTRIBUTIONS.....   $     -  $   .09  $     -  $     -  $     -  $     -  $   .47  $   .63  $   .26
FUND TOTAL
RETURN (%)........    -11.83    -2.71    -3.33     -6.89    31.99    6.35     7.50    36.91   -17.72
INDEX TOTAL
RETURN (%)........     20.11    16.45     7.37     13.39    13.61    1.40    26.07    26.00    34.72

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual and cumulative total returns for the life of Fund period would have been lower.



                             4 - SCUDDER GOLD FUND

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Equity Holdings                    79%
Cash Equivalents, net              14%
Precious Metals                     7%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During a difficult period for gold
and gold stocks, the Fund
profited from our purchases of
platinum stocks as they tracked
platinum's steep rise.

--------------------------------------------------------------------------
QUALITY DISTRIBUTION
--------------------------------------------------------------------------
Tier breakdown of the Fund's common stocks

Tier I
Premier gold producing companies    30%
Tier II
Major established gold producers    14%
Tier III
Junior gold producers with
medium cost production              19%
Tier IV
Companies with some gold
production on stream or in startup  10%
Tier V
Primarily exploration companies
with or without mineral reserves    27%
--------------------------------------
                                   100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As Tier V stocks were set back by
the demise of Bre-X, we shifted
our usual Tier V focus and
purchased several Tier IV stocks.
--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(28% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   NEWMONT MINING CORP.
     International gold exploration and mining company

2.   ASHANTI GOLDFIELDS CO., LTD.
     Leading gold producer in Ghana

3.   STILLWATER MINING CO.
     Exploration and development of mines in Montana producing platinum, palladium and associated metals

4.   FREEPORT MCMORAN COPPER & GOLD, INC.
     U.S. Company mining in Indonesia

5.   HOMESTAKE MINING CO.
     Major international gold producer

6.   CRYSTALLEX INTERNATIONAL CORP.
     Junior company developing gold property in Venezuala

7.   NORMANDY MINING LTD.
     Invests in mining and oil enterprises in Australia

8.   PLACER DOME INC.
     International gold, silver and copper mining company

9.   BATTLE MOUNTAIN CANADA
     International gold and silver mining

10.  ETRUSCAN ENTERPRISES LTD.
     Exploration and development of gold prospects in Nigeria

The Fund benefitted from the
superior performance of
Crystallex, its sixth largest
holding, during the most recent
fiscal year.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                             5 - SCUDDER GOLD FUND

                        Portfolio Management Discussion

Dear Shareholders,

From an absolute standpoint, Scudder Gold Fund was a disappointing investment for the past year, but compared with other gold funds it performed relatively well. The 12 months ended June 30, 1997, witnessed a major -- although temporary -- collapse in the prices of Tier V stocks stemming from the Bre-X scandal, as well as huge sales of gold reserves that drove gold bullion's price to lows not seen since March 1985.

Scudder Gold Fund's total return during the period was -17.72%, compared with the -24.36% average of similar funds as tracked by Lipper. Scudder Gold Fund posted average annual total returns in the top quintile of similar gold-oriented funds over one-, three-, and five-year periods, as shown in the table below.

Investment returns for periods ended June 30, 1997

                                     Rank/
               Scudder     Lipper    Number  Percentile
   Period     Gold Fund   Average   of Funds   Rank
 ------------------------------------------------------
 1 year        -17.72%    -24.36%    9/46     Top 20%
 3 years*        6.59%     -4.62%    2/33     Top 6%
 5 years*       11.20%      4.15%    4/27     Top 15%

* Average annual total returns
  Performance statistics compiled by Lipper Analytical Services, Inc. Past performance does not guarantee future results.

                                  Bre-X and EMU

Gold stocks and gold bullion faced major obstacles during Scudder Gold Fund's most recent fiscal year. Although Scudder Gold Fund greatly profited from its ownership of Bre-X's stock by having sold most of its shares in 1996, the company's downfall inflicted major, though temporary, damage on Indonesian gold stocks, Tier V stocks, and gold stocks in general. To review briefly the unwinding of the stock, authorities believe that Bre-X's on-site geologist perpetrated a $4.5 billion market capitalization fraud by falsifying tests for gold ore. We are disappointed that sufficient due diligence was not performed earlier by the parties responsible in order to thwart this fraud. We are also confident that, over time, Indonesian and other Tier V gold exploration firms will eventually win back the trust and confidence of the marketplace damaged by the Bre-X affair.

Gold faced another challenge during the past 12 months in the form of large sales of gold reserves by European central banks. As we mentioned in our last report to you, these sales are designed to pay down debt and meet the 3% debt-to-GDP ratio required at the close of 1997 for membership in the European Monetary Union (EMU). When they sell, European central banks are collecting the difference between gold's "reserve calculation price" as logged in their vaults (as low as $90 per ounce) and the "spot price" of gold available in the marketplace. Observers have deemed such sales politically necessary despite the fact that on average they can only pay down approximately 10% of the amount needed to meet strict EMU standards. Dramatic increases in the supply of gold stemming from central bank sales -- and resulting price declines in the latter


                             6 - SCUDDER GOLD FUND
part of 1996 -- were capped by the announcement of these sales in January 1997, driving the price of gold bullion to as low as $318 from a 12-month high of $390 in July 1996. Adding substantially to oversupply during the period was the Reserve Bank of Australia's decision to sell two thirds of its gold reserves -- 5 to 10% of global annual production.

At the close of the Fund's fiscal year, gold began to advance from its lows as short sellers of gold "covered" (buying back their short sales) and gold producers bought back large forward sales. In "selling forward," gold producers sell on the open market gold that will not be mined for between six months and four years, similar to selling short in the stock market. As with short sales, a forward sale can be canceled through a "buyback" transaction. Gold producers use the forward markets to lock in profits for mining projects.

                                  Our Strategy

In light of the events outlined above, we took several actions: We sold our shares in Indonesian exploration stocks because of the toll taken by the Bre-X scandal. To seek to profit from Tier I stocks' relative stability during this period, we purchased shares of three stocks in this prime category: Freeport McMoran, Newmont Mining, and Placer Dome. We also purchased several Tier IV stocks -- exploration companies that have begun to mine gold -- as a temporary alternative to our usual Tier V focus. Additionally, the Fund profited from our purchase of platinum stocks during this period as these stocks tracked the metal's steep rise. The Fund also benefited from the superior performance of


                             7 - SCUDDER GOLD FUND

Crystallex (Venezuela), which has advanced from our purchase price of $1.50 per share to over $5 per share.

                             A Wait-and-See Approach

We are optimistic concerning the long-term prospects for gold and gold stocks, but continue to look for a divergence between the performance of these two asset classes over the coming months. Gold bullion's near-term prospects depend on the successful conclusion of EMU; whether debt standards are eased or not, we are hopeful that a large number of European nations will enter the EMU next year and, as a result, put an end to the market's concerns over continued large sales of gold reserves.

Even if gold's recovery is delayed by holdups in the formation of the EMU, the prospects for Tier IV and Tier V companies around the globe remain as attractive as ever. Of course, excitement over new discoveries of gold will be tempered by the hangover from the Bre-X affair, and such finds will need to be covered by intensive due diligence. Even so, the Guyana Shield (stretching from South America to West Africa), Indonesia, Russia, and the Commonwealth of Independent States republics continue to draw our interest as potentially rich sites.

Looking ahead, we will continue to employ our expertise and considerable resources to find companies that display exploration prowess in favorable locations around the world. We believe Scudder Gold Fund remains an appropriate investment for those seeking portfolio diversification, a hedge against inflation, and participation in the world's gold and precious metals markets. Thank you for investing with Scudder.

Sincerely,
Your Portfolio Management Team

/s/Clay L. Hoes            /s/William J. Wallace
Clay L. Hoes               William J. Wallace

                               Scudder Gold Fund:
                          A Team Approach to Investing

     Scudder Gold Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Clay L. Hoes assumed responsibility for the Fund's day-to-day management in 1997. Mr. Hoes, who joined Scudder in 1996, has been involved in the investment industry since 1987 and has worked as a portfolio manager since 1996. William J. Wallace, Portfolio Manager, has been a member of Scudder Gold Fund's team since 1991 and also serves as a Portfolio Manager for Scudder Value Fund. Mr. Wallace, who has over 16 years of investment experience, contributes expertise in quantitative analysis.

                             8 - SCUDDER GOLD FUND

                    Investment Portfolio as of June 30, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 11.8%
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9%, to be
  repurchased at $19,351,171 on 7/1/97, collateralized by a $19,467,000 U.S. Treasury                              -----------
  Note, 4.75%, 8/31/98 (Cost $19,348,000) ...............................................     19,348,000            19,348,000
                                                                                                                   -----------
Convertible Bonds 2.3%
-------------------------------------------------------------------------------------------------------------------------------
Chile 1.7%
Bema Gold Corp., 7.5%, 2/28/00 ..........................................................        500,000             1,465,000
Dayton Mining Corp., 7%, 2/28/02 ........................................................      1,500,000             1,398,750
                                                                                                                   -----------
                                                                                                                     2,863,750
                                                                                                                   -----------
Canada 0.6%
Kinross Gold, 5.5%, 12/05/06 ............................................................ CAD  1,500,000               961,295
-------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $3,101,120)                                                                            3,825,045
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
-------------------------------------------------------------------------------------------------------------------------------
Common Stocks 77.2%
-------------------------------------------------------------------------------------------------------------------------------
Australia 7.4%
Acacia Resources, Ltd.* (Gold and mineral exploration and production company) ...........        600,000               788,690
Delta Gold NL* (Australian-based gold exploration and production company primarily in
  Australia with important platinum property in Zimbabwe) ...............................      1,000,000             1,669,545
Great Central Mines, Ltd.* (Gold exploration and production company) ....................        800,000             1,524,196
Newcrest Mining, Ltd. (Australian-based gold production and global exploration company) .        700,000             1,934,935
Normandy Mining "New" (Newly merged Senior gold producer of Posgold Ltd. Gold Mines of
  Kalgoorlie Ltd. and Normandy Ltd. with interests in Argentina) (k) ....................      3,000,000             3,376,862
Resolute Ltd. (Australian-based exploration and production of gold and other minerals) ..        850,000             1,515,433
Ross Mining NL (Australian-based exploration and production company in Soloman Islands) .      1,856,397             1,248,150
                                                                                                                   -----------
                                                                                                                    12,057,811
                                                                                                                   -----------
Bolivia 0.9%
Corriente Resources, Inc.* (Exploration and development company) ........................        403,000               963,033
Jordex Resources, Inc.* (Operator of two mines producing zinc, lead and silver) .........        700,000               511,966
                                                                                                                   -----------
                                                                                                                     1,474,999
                                                                                                                   -----------
Brazil 0.8%
Black Swan Gold Mines Ltd.* (Gold development projects in Brazil) .......................        500,000               441,725
Black Swan Gold Mines Ltd., Purchase Warrants* (expire 8/20/98) (c) (i) .................        100,000                 5,069
Ourominas Minerals Inc.* (Exploration company operating solely in Brazil) ...............      1,080,000               797,712
Ourominas Minerals Inc., Purchase Warrants* (expire 8/14/97) (c) (i) ....................        250,000                     0
                                                                                                                   -----------
                                                                                                                     1,244,506
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                             9 -- SCUDDER GOLD FUND

                                                                                                                      Market
                                                                                                Shares               Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Canada 6.2%
Agnico-Eagle Mines, Ltd.* (Silver and gold mining) ......................................        150,000             1,439,227
Euro-Nevada Mining, Ltd.* (Large North American gold royalty company) ...................        100,000             3,077,591
Kinross Gold Corp.* (Gold mining company, with interest in Zimbabwe) ....................        100,000               445,346
Golden Knight Resources, Inc.* (Junior gold producer, with interest in Ghana) ...........        986,787             2,015,091
Redfern Resources Ltd.* (Exploration company in British Columbia) .......................        300,000               304,138
Repadre Capital Corp.* (Junior gold royalty company) ....................................        502,700             2,930,399
                                                                                                                   -----------
                                                                                                                    10,211,792
                                                                                                                   -----------
Chile 1.3%
Bema Gold Corp.* (Partner in development of large Chilean gold deposit) .................        141,500               855,588
Dayton Mining Corp.* (Junior company developing Chilean gold deposits) ..................        253,000               879,395
Minera Rayrock Inc. "A"* (Company developing a low cost property in Chile) ..............        550,000               143,380
Minera Rayrock Inc. "B"* ................................................................        100,000                28,966
South American Gold and Copper* (Gold and copper exploration company in Chile
  and Peru) .............................................................................        400,000               202,759
                                                                                                                   -----------
                                                                                                                     2,110,088
                                                                                                                   -----------
China 0.2%
Zen International Resources Ltd. Units* (expire 11/30/98) (Exploration company
  in China) (c) (d) .....................................................................        110,000               287,556
                                                                                                                   -----------
Ecuador 0.2%
Ecuadorian Minerals Corp.* (Exploration company in Ecuador) .............................        723,800               303,996
                                                                                                                   -----------
French Guiana 1.0%
Guyanor Resources S.A. "B"* (Company holding interests in mineral properties in
  French Guiana) ........................................................................        450,000             1,270,864
International Roraima Gold , Special Warrants* (expire 10/22/97) (c) (f) ................        825,000               364,423
                                                                                                                   -----------
                                                                                                                     1,635,287
                                                                                                                   -----------
Ghana 7.1%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ..............................        542,332             6,338,505
Ashanti Goldfields (Preference shares)* (c) .............................................        154,701               337,248
Pioneer Group Inc. (Fund management company owning major gold producer in Ghana) ........        100,000             2,300,000
Ranger Minerals NL* (Gold producer and exploration company in Ghana) ....................        850,000             2,600,637
                                                                                                                   -----------
                                                                                                                    11,576,390
                                                                                                                   -----------
Indonesia 2.8%
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company operating in Indonesia) ........        150,000             4,387,500
Golden Bear Minerals, Inc.* (Gold exploration company) ..................................        500,000               119,483
Golden Bear Minerals, Inc., Special Warrants* (expire 8/16/98) (c) (g) ..................        300,000                65,172
South Pacific Resources* (Gold exploration company operating in Indonesia) ..............         75,000                32,043
                                                                                                                   -----------
                                                                                                                     4,604,198
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                             10 -- SCUDDER GOLD FUND

                                                                                                                       Market
                                                                                                Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Kazakhstan 0.3%
Kazakhstan Minerals Corp.* (Joint venture in Kazakhstan) ................................        150,000               202,500
Steppe Gold Resources Ltd.* (Exploration company in Kazakhstan) .........................        910,000               256,997
Steppe Gold Resources Ltd., Purchase Warrants "A"* (expire 6/10/98) (c) (h) .............        140,000                 5,069
Steppe Gold Resources Ltd., Purchase Warrants "B"* (expire 6/10/98) (c) (i) .............        385,000                 5,576
                                                                                                                   -----------
                                                                                                                       470,142
                                                                                                                   -----------
Mexico 0.1%
Northern Crown Mines* (Junior gold and silver exploration company in Mexico) ............        150,000               119,483
Northern Crown Mines, Purchase Warrants* (expire 12/31/97) (c) (i) ......................         50,000                 2,534
                                                                                                                   -----------
                                                                                                                       122,017
                                                                                                                   -----------
Namibia 0.8%
Namibian Minerals Corp.* (Diamond exploration and development company, offshore
  Namibia) ..............................................................................        300,000             1,303,451
                                                                                                                   -----------
Nicaragua 0.3%
Triton Mining Corp.* (Exploration and development of mineral properties in Central and
  South America) ........................................................................        311,600               485,130
                                                                                                                   -----------
Niger 1.9%
Etruscan Enterprise Company* (Junior exploration company) ...............................        600,000             2,563,453
Etruscan Enterprise Company, Purchase Warrants* (expire 9/30/97) (c) (h) ................        400,000               541,656
                                                                                                                   -----------
                                                                                                                     3,105,109
                                                                                                                   -----------
Peru 0.6%
Southwestern Gold Corp.* (Multiple gold and gold/copper exploration properties in Peru) .        150,000             1,021,036
                                                                                                                   -----------
Philippines 0.7%
Chase Resource Corp.* (Acquisition, exploration and development of resource mineral
  properties) ...........................................................................        400,000               217,242
Climax Mining Ltd.* (Gold exploration company in Australia and the Philippines Islands) .      1,000,000               800,777
TVI Pacific, Inc. *(Gold exploration and mining in the Philippines) .....................        620,000               152,649
                                                                                                                   -----------
                                                                                                                     1,170,668
                                                                                                                   -----------
Sarawak 0.4%
Menzies Gold NL* (Junior exploration company in Sarawak) ................................      2,500,000               755,450
                                                                                                                   -----------
South Africa 3.6%
Potgietersrust Platinum Holdings, Ltd.* (Leading platinum producer) .....................        302,664             2,284,823
Rustenburg Platinum Holdings Ltd. (Platinum mining company) .............................        110,813             2,027,216
Vaal Reefs Exploration & Mining Co., Ltd. (ADR) (Mining and exploration for gold, uranium
  oxide and sulfuric acid in South Africa) ..............................................        350,000             1,684,375
                                                                                                                   -----------
                                                                                                                     5,996,414
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                             11 -- SCUDDER GOLD FUND

                                                                                                                       Market
                                                                                                Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Spain 1.3%
Rio Narcea* (Junior exploration company in Northern Spain) ..............................        700,000             2,103,624
                                                                                                                   -----------
Tanzania 0.7%
Pangea Goldfields Inc.* (Junior exploration company operating in Tanzania) ..............        400,000             1,158,623
                                                                                                                   -----------
United States 10.2%
Crown Butte Resources Ltd.* (Small exploration company holding an important gold
  deposit in Montana) ...................................................................        250,000               389,225
Crown Resources Corp.* (Gold, silver, and mineral exploration company) ..................        304,000             1,938,000
Emperor Gold Corp. Units* (expire 11/14/97) (Junior mining company in California)
  (c) (d) ...............................................................................        200,000               154,966
Emperor Gold Corp.* .....................................................................         38,200                33,194
Getchell Gold Corp.* (Expanding gold mining project in Nevada) ..........................         60,000             2,115,000
Piedmont Mining Co.* (Gold and mining development company in the Carolinas) (m) .........      1,024,000               307,200
Piedmont Mining Co.* (c) (l) (m) ........................................................        700,000               168,000
Star Resources Corp.* (Diamond exploration company in Arkansas and Russia) ..............      1,000,000               130,345
Stillwater Mining Co.* (Exploration and development of mines in Montana producing
  platinum, palladium and associated metals) ............................................        300,000             6,431,250
Viceroy Resources Corp.* (Gold producer in California) ..................................        550,000             1,792,244
Vista Gold Corp.* (Merged junior exploration and development company of DaCapo
  Resources Ltd. and Granges Inc.) ......................................................      2,800,000             2,514,211
Vista Gold Corp., Purchase Warrants* (expire 10/31/97)(c)(i) ............................        200,000                 1,448
X-Cal Resources (Junior exploration company in Nevada) (c) (l) ..........................        714,286               312,673
X-Cal Resources Units* (expire 9/30/97) (c) (d) .........................................      1,000,000               434,484
                                                                                                                   -----------
                                                                                                                    16,722,240
                                                                                                                   -----------
Venezuela 3.8%
Bolivar Goldfields Ltd.* (Gold exploration company in Venezuela) ........................        229,520               149,584
Bolivar Goldfields Ltd., Purchase Warrants* (expire 9/24/97) (c) (i) ....................        150,000                     0
Crystallex International Corp.* (Junior company developing gold property in
  Venezuela) ............................................................................        750,000             3,801,731
El Callao Mining Corp.* (Gold exploration and development company with interests
  in Venezuela) .........................................................................      1,124,000               936,022
Tombstone Exploration Co., Ltd.* (Junior exploration company in Venezuela and
  Honduras) (m) .........................................................................      1,100,000             1,314,313
                                                                                                                   -----------
                                                                                                                     6,201,650
                                                                                                                   -----------
West Africa 3.5%
Birim Goldfields* (Junior exploration company in Ghana) .................................        350,000               152,069
Birim Goldfields, Purchase Warrants* (expire 5/5/98) (c) (i) ............................         75,000                 6,517
High River Gold Mines Ltd.* (Gold exploration and development) ..........................        200,000               434,483
Leo Shields Exploration NL* (Gold exploration in West Africa) ...........................      2,342,734               725,626

    The accompanying notes are an integral part of the financial statements.


                             12 -- SCUDDER GOLD FUND

                                                                                                                       Market
                                                                                                Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Nevsun Resources Ltd.* (Holder of interests in gold prospects, junior exploration
  company in Ghana and Mali) ............................................................        295,000               886,527
Nevsun Resources Ltd., Purchase Warrants* (expire 1/24/98) (c) (i) ......................         35,000                 1,521
Oliver Gold Corp.* (Exploration and development company with interests in gold and
  gold-copper prospects in British Columbia) ............................................        200,000               159,311
Pan African Resources Corp.* (Gold exploration in West Africa) ..........................        800,040               150,628
Panorama Resources NL* (Junior exploration company in Congo and Kenya) ..................      1,250,000               198,306
Randgold Resources Ltd.* (Gold mining and exploration) ..................................        100,000             1,643,750
Samax Gold Inc.* (Gold exploration in Ghana and Tanzania) ...............................        325,000             1,353,235
                                                                                                                   -----------
                                                                                                                     5,711,973
                                                                                                                   -----------
International 21.1%
Battle Mountain Canada* (Exploration and production development company in North and
  South America, Australia and Indonesia) ...............................................        549,228             3,141,968
Cambior, Inc.* (Medium-sized gold producer with a major mine in Guyana) .................        225,000             2,558,022
Canarc Resources Corp.* (Exploration and development company in Canada, South
  American and Indonesia) ...............................................................        775,600               527,944
Golden Star Resources Ltd.* (Junior company, with permits in North and South
  America and West Africa) ..............................................................        125,000             1,031,898
Homestake Mining Co. (Major international gold producer) ................................        310,000             4,049,375
Meridian Gold Inc.* (Exploration and development company) ...............................        398,000             1,794,091
Meridian Gold Inc.* .....................................................................        127,600               558,250
Minefinders Corp., Ltd.* (Precious metals exploration and development) ..................         40,000                89,214
Minorca Resources Ltd.* (Owner of varied mineral property claims) .......................        150,000                93,414
Minorca Resources Ltd., Special Warrants* (expire 3/13/99) (c) (j) ......................        100,000               133,966
Newmont Mining Corp. (International gold exploration and mining company) ................        200,000             7,800,017
Orvana Minerals Corp.* (International exploration and development company) ..............        390,000             1,623,882
Placer Dome Inc. (International gold, silver and copper mining) .........................        200,000             3,244,144
Queenstake Resources Ltd.* (Gold mining company) ........................................        700,000             1,029,002
Rayrock Yellowknife Resources, Inc.* (Junior diversified mineral producer with
  operations in Nevada, Canada and Latin America) .......................................        300,000             1,433,796
Rea Gold Corp.* (Gold exploration and mining company) ...................................        800,000               457,656
Solitario Resources Corp.* (Precious and base metals exploration company primarily
  in Argentina and Peru) (m) ............................................................        700,000             2,281,038
TVX Gold, Inc.* (International gold and silver mining) ..................................        400,000             2,114,486
Williams Resources, Inc.* (Natural resource precious metals producing company) ..........        433,333               674,656
                                                                                                                   -----------
                                                                                                                    34,636,819
-------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $138,846,363)                                                                            126,470,969
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             13 -- SCUDDER GOLD FUND

                                                                                                                       Market
                                                                                                Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $161,295,483) (a) ......................................      91.3              149,644,014
Scudder Precious Metals, Inc.:
  Gold* (Cost $11,097,834)(b) ...........................................................       6.3               10,296,680
  Platinum* (Cost $725,483)(b) ..........................................................       0.5                  838,607
Other Assets and Liabilities, Net .......................................................       1.9                3,153,510
                                                                                             ------             ------------
Net Assets ..............................................................................     100.0              163,932,811
                                                                                             ======             ============

    * Non-income producing security or commodity.

  (a) The cost for federal income tax purposes was $171,787,209. At June 30, 1997, net unrealized depreciation for all investment securities based on tax cost was $22,143,195. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $19,329,288 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $41,472,483.

  (b) The cost of Gold for federal income tax purposes was $11,097,834. At June 30, 1997, gross and net unrealized depreciation based on tax cost was $801,154. The cost of Platinum for federal income tax purposes was $725,483. At June 30, 1997, gross and net unrealized appreciation based on tax cost was $113,124.

  (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,827,878 (1.7% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $3,020,288. These securities may also have certain restrictions as to resale.

  (d) 1 Unit = 1 common share and 1 purchase warrant.

  (e) 1 Special Warrant = 1 common share (not used).

  (f) 1 Special Warrant = 1 common share and 1/2 purchase warrant.

  (g) 1 Special Warrant = 1 common share and 1 purchase warrant.

  (h) 1 Purchase Warrant = 1 common share.

  (i) Two half Purchase Warrants = 1 common share.

  (j) 1 Special Warrant = 2 common shares and 1/2 purchase warrant.

  (k) New shares issued during 1996, eligible for a pro rata share of 1996 dividends.

  (l) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at June 30, 1997 is as follows:

      Security                  Shares       Acquisition Date       Cost ($)
      --------             ---------------  -----------------  -----------------
      Piedmont Mining Co.      700,000            12/20/96          280,000
      X-Cal Resources          714,286             6/18/97          360,529

  (m) Affiliated issuers (See Notes to Financial Statements).

  Currency Abbreviations
  ----------------------------
  CAD        Canadian Dollars

    The accompanying notes are an integral part of the financial statements.


                             14 -- SCUDDER GOLD FUND

                              Financial Statements

                Consolidated Statement of Assets and Liabilities
                               as of June 30, 1997


 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market:
                     Unaffiliated issuers (identified cost $157,446,974) ................    $ 145,573,463
                     Affiliated issuers (identified cost $3,848,509) ....................        4,070,551
                                                                                             -------------
                  Total investments, at market (identified cost $161,295,483) ..........      149,644,014
                  Gold, at market, 30,777.702 oz. (identified cost $11,097,834) .........       10,296,680
                  Platinum, at market 1,950.251 oz. (identified cost $725,483) ..........          838,607
                  Foreign currency holdings, at market (identified cost $119,417) .......          119,619
                  Cash ..................................................................           83,849
                  Receivable for investments sold .......................................        8,038,693
                  Receivable for Fund shares sold .......................................          409,161
                  Dividends and interest receivable .....................................          119,925
                  Other assets ..........................................................            5,988
                                                                                             -------------
                  Total assets ..........................................................      169,556,536
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments purchased .................................................        3,702,143
                  Payable for Fund shares sold ..........................................        1,413,082
                  Accrued management fee ................................................          147,387
                  Other payables and accrued expenses ...................................          361,113
                                                                                             -------------
                  Total liabilities .....................................................        5,623,725
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 163,932,811
                  ----------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                     Accumulated distributions in excess of net investment income .......      (13,939,198)
                     Net unrealized appreciation (depreciation) on:
                     Investment securities ..............................................      (11,651,469)
                     Gold ...............................................................         (801,154)
                     Platinum ...........................................................          113,124
                     Foreign currency related transactions ..............................           (9,345)
                  Accumulated net realized gain (loss) ..................................       (5,433,894)
                  Paid-in capital .......................................................      195,654,747
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 163,932,811
                  ----------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($163,932,811 / 15,622,172 shares of capital stock
                     outstanding, $.01 par value 100,000,000 shares                          -------------
                     of capital stock authorized) .......................................           $10.49
                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.


                             15 -- SCUDDER GOLD FUND

                      Consolidated Statement of Operations
                            year ended June 30, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $63,735) ..................    $     976,437
                  Interest (net of foreign taxes withheld of $14,259) ...................          922,521
                                                                                             -------------
                                                                                                 1,898,958
                  Expenses:
                  Management fee ........................................................        1,948,814
                  Services to shareholders ..............................................          612,699
                  Custodian and accounting fees .........................................          198,828
                  Directors' fees and expenses ..........................................           28,814
                  Auditing ..............................................................           74,384
                  Reports to shareholders ...............................................          113,031
                  Registration fees .....................................................           78,789
                  Legal .................................................................           17,781
                  Other .................................................................           39,243
                                                                                             -------------
                                                                                                 3,112,383
                  ----------------------------------------------------------------------------------------
                  Net investment loss                                                           (1,213,425)
                  ----------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments - Unaffiliated issuers ....................................       10,662,200
                  Investments - Affiliated issuers ......................................           29,009
                  Gold ..................................................................       (2,436,544)
                  Platinum ..............................................................           18,853
                  Foreign currency related transactions .................................           (1,242)
                                                                                             -------------
                                                                                                 8,272,276
                                                                                             -------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investment securities .................................................      (46,923,326)
                  Gold ..................................................................         (104,425)
                  Platinum ..............................................................           65,331
                  Foreign currency related transactions .................................           (9,155)
                                                                                             -------------
                                                                                               (46,971,575)
                  ----------------------------------------------------------------------------------------
                  Net loss on investment transactions                                          (38,699,299)
                  ----------------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------
                  Net decrease in net assets resulting from operations                       $ (39,912,724)
                  ----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             16 -- SCUDDER GOLD FUND

                Consolidated Statements of Changes in Net Assets


                                                                                         Years Ended June 30,
 Increase (Decrease) in Net Assets                                                      1997              1996
 -----------------------------------------------------------------------------------------------------------------------------------
                  Net investment loss ..........................................     $(1,213,425)      $  (942,295)
                  Net realized gain from investment transactions ...............       8,272,276        24,235,298
                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period ....................     (46,971,575)       21,052,990
                                                                                   ---------------   --------------
                  Net increase (decrease) in net assets resulting from
                  operations ...................................................     (39,912,724)       44,345,993
                                                                                   ---------------   --------------
                  Distributions to shareholders:
                  In excess of net investment income ...........................     (32,213,271)      (10,004,029)
                                                                                   ---------------   --------------
                  From net realized gains from investment transactions .........      (3,509,513)       (5,863,581)
                                                                                   ---------------   --------------
                  Fund share transactions:
                  Proceeds from shares sold ....................................     449,808,600       245,536,569
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions ................................      32,732,697        14,863,510
                  Cost of shares redeemed ......................................    (415,853,422)     (242,408,708)
                                                                                   ---------------   --------------
                  Net increase in net assets from Fund share transactions ......      66,687,875        17,991,371
                                                                                   ---------------   --------------
                  Increase (decrease) in net assets ............................      (8,947,633)       46,469,754
                  Net assets at beginning of period ............................     172,880,444       126,410,690
                  Net assets at end of period (including accumulated
                  distributions in  excess of net investment income of
                    $13,939,198 and undistributed net investment                  ----------------  ---------------
                    income of $4,078,347, respectively) ........................    $163,932,811      $172,880,444
                                                                                  ----------------  ---------------
 Other Information
 -----------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....................      11,273,441         9,826,603
                                                                                   ---------------   --------------
                  Shares sold ..................................................      34,365,516        16,651,785
                  Shares issued to shareholders in reinvestment of .............       2,401,703         1,267,675
                  distributions
                  Shares redeemed ..............................................     (32,418,488)      (16,472,622)
                                                                                   ---------------   --------------
                  Net increase in Fund shares ..................................       4,348,731         1,446,838
                                                                                  ----------------  ---------------
                  Shares outstanding at end of period ..........................      15,622,172        11,273,441
                                                                                  ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                             17 -- SCUDDER GOLD FUND

                        Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                                     For the Period
                                                                                                                      September 2,
                                                                                                                          1988
                                                                                                                     (commencement
                                                                   Years Ended June 30,                              of operations)
                                                                                                                       to June 30,
                                      1997(a)   1996(a)   1995(a)   1994(a)  1993(a)   1992(a)     1991       1990        1989
 ----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of       ----------------------------------------------------------------------------------------------
    period .......................   $15.34    $12.86    $12.64    $12.13    $ 9.19   $ 9.87     $10.21    $10.58       $12.00
                                     ----------------------------------------------------------------------------------------------
 Income from investment
    operations: ..................     (.08)     (.09)     (.08)     (.10)     (.08)    (.12)      (.04)      .07         (.06)
 Net investment income (loss)
 Net realized and unrealized
    gain (loss) on investment
    transactions .................    (2.12)     4.28      1.02       .85      3.02     (.56)      (.30)     (.34)       (1.36)
 Total from investment               ----------------------------------------------------------------------------------------------
    operations ...................    (2.20)     4.19       .94       .75      2.94     (.68)      (.34)     (.27)       (1.42)
                                     ----------------------------------------------------------------------------------------------
 Less distributions:
 From net investment income ......       --        --        --        --        --       --         --      (.01)          --
 In excess of net investment
    income .......................    (2.39)    (1.08)     (.25)     (.24)       --       --         --        --           --
 From net realized gains on
    investment transactions ......     (.26)     (.63)     (.47)       --        --       --         --      (.03)          --
 From paid-in capital ............       --        --        --        --        --       --         --      (.06)          --
                                     ----------------------------------------------------------------------------------------------
 Total distributions .............    (2.65)    (1.71)     (.72)     (.24)       --       --         --      (.10)          --
                                     ----------------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------------
 Net asset value, end of period ..   $10.49    $15.34    $12.86    $12.64    $12.13   $ 9.19     $ 9.87    $10.21       $10.58
 ----------------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ................   -17.72     36.91      7.50      6.35     31.99    (6.89)(c)  (3.33)(c) (2.71)(c)   (11.83)(c)**
 Ratios and Supplemental Data
 Net assets, end of period
    ($ millions) .................      164       173       126       130        90       31         33        17            9
 Ratio of operating expenses to
    average net assets (%) .......     1.60      1.50      1.65      1.69      2.17     2.54       2.54      2.60         3.00*
 Ratio of operating expenses
    before expense reductions,
    to average daily net
    assets (%) ...................     1.60      1.50      1.65      1.69      2.17     2.57       2.82      3.74         6.59*
 Ratio of net investment income
    (loss) to average net
    assets (%) ...................     (.62)     (.61)     (.69)     (.81)     (.81)   (1.34)      (.59)      .34        (1.06)*
 Portfolio turnover rate (%) .....     38.9      29.7      42.0      50.8      59.2     57.5       71.4      80.6         34.5*
 Average commission rate
    paid (b) .....................   $.0213    $.0309    $   --    $   --    $   --   $   --     $   --    $   --         $ --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1997.
(c)  Total return would have been lower had certain expenses not been reduced.

*    Annualized    ** Not annualized

    The accompanying notes are an integral part of the financial statements.


                             18 -- SCUDDER GOLD FUND

                   Notes to Consolidated Financial Statements

                       A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at June 30, 1997 amounted to $480,673 which represents 0.3% of net assets.

Precious Metals Valuation. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.


                             19 -- SCUDDER GOLD FUND

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1996 through June 30, 1997, the Fund incurred approximately $3,385,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 1998.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies. As a result, net investment income (loss) and net realized gain
(loss) on


                             20 -- SCUDDER GOLD FUND
investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                             B. Purchases and Sales

For the year ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $78,738,702 and $60,557,361, respectively. During the year ended June 30, 1997, purchases and sales of gold and platinum aggregated $47,882,036 and $57,771,809.

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended June 30, 1997, the fee pursuant to the Agreement amounted to $1,948,814.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the year ended June 30, 1997, the amount charged to the Fund by SSC aggregated $483,408, of which $42,330 is unpaid at June 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1997, the amount charged to the Fund by STC aggregated $19,318, of which $1,908 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $59,281, of which $5,183 is unpaid at June 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1997, Directors' fees and expenses aggregated $28,814.


                             21 -- SCUDDER GOLD FUND

                               D. Lines of Credit

The Fund and several affiliated Funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

               E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended June 30, 1997 is as follows:

               Affiliate                  Purchases             Sales             Dividend            Market
                                          Cost ($)             Cost ($)          Income ($)         Value ($)
      ------------------------------------------------------------------------------------------------------------
      Piedmont Mining Co.                   293,125                  --                  --            475,200
      Solitario Resources Corp.             241,572              45,635                  --          2,281,038
      Tombstone Exploration                 769,977                  --                  --          1,314,313
                                     -----------------------------------------------------------------------------
                                          1,304,674              45,635                  --          4,070,551
                                     =============================================================================


                             22 -- SCUDDER GOLD FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Scudder Gold Fund, including the investment portfolio, as of June 30, 1997, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the eight years in the period then ended and for the period September 2, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and precious metals owned as of June 30, 1997, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Scudder Gold Fund as of June 30, 1997, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the eight years in the period then ended and for the period September 2, 1988 (commencement of operations) to June 30, 1989 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
August 20, 1997


                             23 -- SCUDDER GOLD FUND

                                Tax Information

The Fund paid distributions of $.23 per share from long-term capital gains during its year ended June 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $972,953 as capital gain dividends for its fiscal year ended June 30, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investors Relations Representative at 1-800-225-5163.


                             Officers and Directors

Daniel Pierce*
President and Director

William T. Burgin
Director; General Partner, Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation


Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Jerard K. Hartman*
Vice President

Clay Hoes*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Director and Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary


                         *Scudder, Stevens & Clark, Inc.

                             24 - SCUDDER GOLD FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                             25 - SCUDDER GOLD FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                             26 - SCUDDER GOLD FUND

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                             27 - SCUDDER GOLD FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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